Exhibit No. 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Regis Corporation (the Registrant) on Form 10-Q for the fiscal quarter ending September 30, 2023 filed with the Securities and Exchange Commission on the date hereof, Matthew Doctor, President and Chief Executive Officer of the Registrant, and Kersten D. Zupfer, Executive Vice President and Chief Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Quarterly Report on Form 10-Q complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

November 1, 2023

/s/ Matthew Doctor
Matthew Doctor, President and Chief Executive Officer

November 1, 2023

/s/ Kersten D. Zupfer
Kersten D. Zupfer, Executive Vice President and Chief Financial Officer